ZEVEX INTERNATIONAL, INC.
                           4314 South ZEVEX Park Lane
                           Salt Lake City, Utah 84123

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE
                              HELD ON MAY 24, 2004.

Dear Shareholders:

         You are cordially invited to attend the 2004 Annual Meeting (the "Annual Meeting") of the shareholders of ZEVEX International, Inc., ("ZEVEX"). The Annual Meeting will be held on May 24, 2004, at ZEVEX' corporate offices located at 4314 South ZEVEX Park Lane (670 West), Salt Lake City, Utah 84123, at 9:00 a.m., Mountain Daylight Time, to consider and vote on the following proposals:

         1. To elect John T. Lemley and Richard L. Shanaman as directors of ZEVEX, to each serve a three-year term and hold office until his successor is duly elected and qualified or his earlier resignation or removal.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

         These proposals are described in more detail in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 16, 2004, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the meeting.


By order of the Board of Directors


By /s/ Phillip L. McStotts
  ---------------------------------
Phillip L. McStotts, Secretary
Dated: April 23, 2004

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope. Please refer to the enclosed voting form for instructions. If you attend the meeting, you will, of course, have the right to vote in person.

                            ZEVEX INTERNATIONAL, INC.
                              4314 ZEVEX PARK LANE
                           SALT LAKE CITY, UTAH 84123
                                 (801) 264-1001

                                 PROXY STATEMENT

         Our Board of Directors is soliciting proxies for our 2004 Annual Meeting of shareholders to be held at 9:00 a.m., local time on May 24, 2004, at our corporate offices located at 4314 ZEVEX Park Lane (670 West) Salt Lake City, Utah, 84123. This Proxy Statement contains important information for you to consider when and voting on the proposals before the meeting. This Proxy Statement, the notice of Annual Meeting, proxy card and ZEVEX' Annual Report on Form 10-K for the year ended December 31, 2003, are being mailed to our shareholders on or about April 23, 2004

                     FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:       Why am I receiving this Proxy Statement?

A: This Proxy Statement describes proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals and certain other information about ZEVEX so that you can make an informed decision.

Q:       Who can vote at the Annual Meeting?

A: Shareholders who were shown on ZEVEX records as owning ZEVEX common stock at the end of business on April 16, 2004 (the record date for the meeting) may attend and vote at the Annual Meeting. There were 3,400,964 shares of ZEVEX common stock outstanding on April 16, 2004.

Q:       How many votes do I have?

A:       Each share of common  stock that you owned on the record date  entitles you to one vote on each  proposal  that is voted on by the shareholders.

Q:       What is the proxy card?

A: The proxy card enables you to appoint David McNally and Phillip McStotts as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. McNally and McStotts to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:       What am I voting on?

A:       You are being asked to vote on:

         o   the election of two directors

         Later sections of this Proxy Statement give you more information on the nominees for election to our Board. We will also transact any other business that properly comes before the meeting.

Q:       How do I vote?

A: You may vote either by attending the Annual Meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

         o  as you instruct, and

         o according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for vote at the meeting that is not on the proxy card (our Board of Directors currently does not know of any matters to be considered at the Annual Meeting other than the proposals described above).

         If you return a signed and dated proxy card but do not provide voting instructions, your shares will be voted:

         o  for the two named nominees for directors, and

         o according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for a vote at the meeting that is not on the proxy card.

         If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. We will hand out written ballots at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in ZEVEX.

Q:       What does it mean if I receive more than one proxy card?

A:       It means that you may have  multiple  accounts at the  transfer  agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:       What if I change my vote after I return my proxy?

A:       You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         o sending a written notice to the Secretary of ZEVEX (at the address shown on the cover page) stating that you would like to revoke your proxy of a particular date,

         o signing another proxy with a later date and returning it before the polls close at the Annual Meeting, or

         o  attending the Annual Meeting and voting in person.

Q:       Will my shares be voted if I do not sign and return my proxy card?

A: (1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the Nasdaq rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect directors is a routine matters. If you do not submit a proxy to vote your shares, your brokerage firm may either:

         o  vote your shares on routine matters, or

         o  leave your shares unvoted.

         If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker non-vote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

         (2) If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q:       How are votes counted?

A:       You may vote:

         o either "for" each director nominee or "withhold" your vote from any one or more of the nominees, and

Q:       How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

A:       To hold the Annual Meeting and conduct business,  a majority of the
ZEVEX outstanding shares entitled to vote as of April 16, 2004 must be present at the meeting. This is called a quorum. Shares are counted as present at the meeting if the shareholder either:

         o  is present in person at the meeting, or

         o  has properly submitted a proxy card.

         Broker nonvotes and other shares that are present but abstain or do not vote are counted for determining the presence of a quorum.

Q:       What will happen if a quorum is not obtained?

A: If a quorum is not present, the officer presiding over the meeting may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present, shareholders will vote on the proposals described in this Proxy Statement. Messrs. McNally and McStotts will vote in favor of any such proposed adjournments.

Q:       How many votes must the nominees have to be elected as directors?

A: The two nominees receiving the highest number of "for" votes will be elected as directors, regardless of whether that number represents a majority of the votes cast. This number is called a plurality. Votes that are withheld will be excluded entirely from the vote.

Q:       What happens if nominees are unable to stand for re-election?

A: The Board may, by resolution, designate substitute nominees. If you have completed and returned your proxy, Messrs. McStotts and McNally can vote your shares for substitute nominees. They cannot vote for more than two nominees. Our Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

Q:       How many votes are required to approve other matters that may come before the shareholders at the meeting?

A: In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters that may come before the shareholders at the meeting. Certain matters specified in our Certificate of Incorporation and Delaware law, however, impose other voting requirements.

Q:       Is my vote kept confidential?

A:       Proxies,  ballots and voting  tabulations  identifying  shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:       Where do I find the voting results of the meeting?

A: We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2004, which we expect to file with the Securities and Exchange Commission during August 2004.

Q:       How is ZEVEX conducting the solicitation of proxies?

A: We will primarily solicit proxies by mail. In addition, our directors, officers, and regular employees may, without additional compensation, solicit proxies by telephone, email, facsimile, or personal interviews. We will also make arrangements with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held by them. We will bear the total cost of all such solicitation efforts, including reimbursement of the expenses of brokers and other nominees.

Q:       Who should I contact if I have any questions?

A: If you have any questions about the Annual Meeting or your ownership of common stock, please contact Phillip McStotts, Secretary, at the address or telephone number listed above.

                            PROPOSALS TO BE VOTED ON

1.    ELECTION OF DIRECTORS

         Nominees for re-election this year as Class I directors, for a three-year term ending in 2007, are:

                  John T. Lemley
                  Richard L. Shanaman

         Each nominee is presently a ZEVEX director and has consented to serve a new three-year term. See the section below "Our Board of Directors" for information about these nominees and other aspects of our board of directors and management.

Recommendation of the Board of Directors

         Our Board of Directors unanimously recommends a vote "for" each of the nominees listed above.

2.    OTHER BUSINESS

         Our Board knows of no other business for consideration at the Annual Meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. McNally and McStotts will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

                                                    OUR BOARD OF DIRECTORS

         Pursuant to our Delaware Certificate of Incorporation and Bylaws, our Board of Directors has been divided into three classes, with only a single class subject to re-election each year. These three classes contain all seven of our directorships. Class III contains two directorships expiring at the annual meeting of shareholders in 2005, and Class II contains three directorships expiring at the annual meeting of shareholders in 2006. Class I contains two directorships expiring at this years Annual Meeting. At the Annual Meeting, shareholders are being asked to elect two individuals to serve as Class I directors until the 2007 annual meeting of shareholders and until their successors are duly elected and qualified or their earlier resignation or removal. Certain biographical information with respect to each of the directors, including the two nominees, is set forth below.

Current Nominees for Director

         The names of the two nominees for Class I director, their ages, the number of years they have been directors of ZEVEX, and their current positions with us are provided below.

Class I Directors - Nominees:
                                                                  Years as
Name                             Age    Position                  Director
----                             ---    --------                  --------
John T. Lemley                   60     Director                     2003
Richard L. Shanaman              68     Director                     2003

         John T. Lemley has been a director since February 2003. From 1999 to 2001 Mr. Lemley served as Executive Vice President and Chief Financial Officer of emWare Inc. a privately held supplier in the emerging market for device-networking solutions. From 1995 to 1999, Mr. Lemley served as Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a leading supplier of 3-D graphic technology for aerospace defense, simulation applications, and high performance NT workstation markets. From 1994 to 1995, Mr. Lemley served as Sr. Vice President and Chief Financial Officer of Megahertz Holding Corporation, a publicly traded manufacturer of data and fax modems for portable computer that was acquired by U.S. Robotics, Inc. in 1995. From 1990 to 1994, Mr. Lemley served as Vice President, Corporate Controller and Acting Chief Financial Officer for Medtronic, Inc. (NYSE: MDT) the world's leading producer of medical devices. From 1973 to 1990, Mr. Lemley served in various financial management positions for Hewlett Packard Company. Mr. Lemley graduated with a Bachelor of Science Degree in Civil Engineering from the University of California, Berkeley in 1965, and an MBA in Finance from the University of Oregon in 1967.

         Richard L. Shanaman, has been a director since February 2003. Mr. Shanaman is retired. From 1987 to 2003, Mr. Shanaman served as a Director of Lombard Investments, a San Francisco, California-based Private Equity fund with $1.2 billion under management. Mr. Shanaman is highly regarded in business circles throughout the Western United States as the founder of the first venture capital fund in Utah, Utah Ventures, where he served as both General and Limited Partner. From 1978 to 1983 Mr. Shanaman served as Vice-Chair, Chief Financial Officer and Treasurer of American Stores, a NYSE company, prior to its merger with Albertsons. Mr. Shanaman also currently serves as a director of TruVision, a privately held company that markets vision care services through health plans nationwide and Western Electronics, a tier II contract manufacturer. Mr. Shanaman graduated with a Bachelor of Science Degree in Economics from Dartmouth College in 1958, and a Degree in Credit and Finance Management from Stanford University in 1969.


Class II Directors:
                                                                                                             Years as
Name                             Age    Position                                                             Director
----                             ---    --------                                                             --------
David J. McNally                 42     Chief Executive Officer, President and Chairman                         17
Bradly Oldroyd                   46     Director                                                                13


         David J. McNally is one of our founders and has served as our Chief Executive Officer and Chairman since September 2000. Prior to September 2000, Mr. McNally served as our Executive Vice President and as a director since our inception in 1986. He also serves as CEO and director of our wholly-owned subsidiary, ZEVEX Inc. Mr. McNally was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Prior to joining us, he was employed by EDO Corporation in Salt Lake City, Utah as a marketing manager from 1985 to 1987. From 1984 to 1985, Mr. McNally was employed by Physical Acoustics Corporation, a Princeton, New Jersey based manufacturer of acoustic testing systems, as its regional sales manager for the Southeastern United States. From 1983 to 1984, he was employed by Hercules, Inc., in Magna, Utah, as an advanced methods development engineer. Mr. McNally received a Bachelor of Science Degree in Mechanical Engineering from Lafayette College in May 1983 and an Executive Master of Business Administration Degree from the University of Utah in June 1992.

         Bradly A. Oldroyd has been a director since October 1991. He is the founder and principal shareholder of Pinnacle Management Group, a Salt Lake City-based personnel services firm, serving as its President since 1986. Mr. Oldroyd is also the founder and CEO of TeamONE Food and Fuel Centers, a Salt Lake City-based petroleum and convenience goods retailer. He is also a member of the faculty of the University of Phoenix campus in Salt Lake City, where he teaches management and marketing courses in undergraduate and graduate programs. Mr. Oldroyd received a Bachelor of Science degree in Marketing from Utah State University in 1981 and a Master of Business Administration Degree from the University of Utah in 1982.

Class III Directors:
                                                                                                             Years as
Name                             Age    Position                                                             Director
----                             ---    --------                                                             --------
Phillip L. McStotts              46     Chief Financial Officer, Secretary and Treasurer                        17
David B. Kaysen                  53     Director                                                                3
Dan Robertson                    57     Director                                                                2

         Phillip L. McStotts is one of our founders and has served as our CFO, Secretary, and Treasurer, and as a director since our inception. He also serves as a director of our wholly-owned subsidiary, as CFO, Secretary and Treasurer of ZEVEX Inc. Mr. McStotts was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Mr. McStotts was a practicing CPA running his own professional corporation, Phillip L. McStotts, CPA P.C., from 1986 to 1992. Prior to starting his own firm, Mr. McStotts was employed from 1985 to 1986 as an accountant with the Salt Lake City firm of Chachas & Associates, where he was a tax manager. He has also worked in the tax departments of the regional accounting firms of Pearson, Del Prete & Company, and Petersen, Sorensen & Brough. Mr. McStotts received a Bachelor of Science Degree in Accounting from Westminster College in May 1980, and received a Master of Business Administration Degree in Taxation from Golden Gate University in May 1982.

         David B. Kaysen has been a director since November 2000. Mr. Kaysen has served since December 2002 as President, Chief Executive Officer, and Director of Diametrics Medical, Inc. a publicly traded (OTCBB: DMED.OB) manufacturer and marketer of critical care blood analysis systems that provide continuous diagnostic results at the point-of-care. From 1992 to 2002, Mr. Kaysen served as Chief Executive Officer, President, and director of Rehabilicare Inc., since renamed Compex Technologies, Inc. a publicly traded (NASDAQ: CMPX) manufacturer and marketer of electromedical rehabilitation and pain management products for clinician, home and industrial use. From 1989 to 1992, Mr. Kaysen served as Executive Vice President for Emeritus, a company that developed and marketed clinical assessment software for the nursing home industry. Mr. Kaysen also served as President and CEO of Surgidyne, Inc., which markets specialty medical and surgical products, from 1988 to 1989. From 1986 to 1988, Mr. Kaysen was Vice President of Marketing for Red Line/XVIIIB Medimart, a medical product distributor. Mr. Kaysen also served in various general management positions with American Hospital Supply Corporation from 1974 to 1986. Mr. Kaysen currently serves as a director on the Board of American Telecare, Inc., a privately held company that markets home telemedicine products and Medical CV, Inc. a publicly traded (OTCBB: MDCVU) manufacturer and marketer of mechanical heart valves. Mr. Kaysen graduated with a Bachelor of Science Degree in Business Administration from the University of Minnesota in 1972.

         Dan Robertson, has been a director since April 2002. Mr. Robertson is a Managing Director of Insurance Offices of America, where he has been responsible for managing reinsurance relationships and risk sharing programs since 2001. From 1997 to 2001, Mr. Robertson was Senior Vice President of Protegrity Services Inc., where he developed comprehensive insurance products and underwriting programs with national carriers and reinsurers. From 1992 to 1997, Mr. Robertson was President of Berkley Risk Managers, a full service risk management company within the W.R. Berkley Group. Prior to 1992, Mr. Robertson was Field Operations Vice-President in charge of CIGNA Corporation's network of workers compensation claim-management centers. Mr. Robertson graduated with a Bachelor of Science Degree in Psychology from Arizona State University in 1970.

                              CORPORATE GOVERNANCE

         Since April 1, 2004, the adoption of the Charter of the Nominating/Corporate Governance Committee states that the committee shall be independent in accordance with the rules of the Nasdaq National Market, provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select candidates for all directorships to be filled by the Board of Directors, and determine whether members of the Board of Directors should stand for re-election. The nominees for director are such that immediately after the election of the nominees to the Board of Directors, a majority of all directors holding office will be Independent Directors. The Board has determined that all directors and nominees are Independent Directors, except for David J. McNally and Phillip L. McStotts.

Meetings of the Board of Directors and its Committees

         The Board of Directors held ten (10) meetings during the last fiscal year. Each director attended at least 75% of the Board meetings held during the period for which he was a director in 2003. The Audit Committee, Nominating/Corporate Governance Committee, and Compensation Committee held a total of six (6) meetings during 2003. Each member of these committees attended at least 75% of the meetings of those committees held during 2003.

Committees of the Board of Directors

         Our Board of Directors has three committees, the Audit Committee, Nominating/Corporate Governance Committee, and the Compensation Committee.

         Audit Committee. The members of our Audit Committee are John T. Lemley, Richard L. Shanaman, and David B. Kaysen. The Audit Committee operates in accordance with an Audit Committee Charter, which was recently revised and filed as Appendix A to this Proxy Statement. The Audit Committee is authorized to review proposals of ZEVEX' auditors regarding annual audits, recommend the engagement or discharge of ZEVEX' auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, review the scope of the annual audit, approve or disprove each professional service or type of service other than standard auditing services to be provided by the auditors, and review and discuss the audited financial statements with the auditors. In the Audit Committee Charter, as amended April 1, 2004, the Audit Committee has the sole authority to approve the non-audit services of the auditors. Each of the members of the Audit Committee is independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the "NASD") and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All Audit Committee members satisfy NASD Rule 4350(d)(2)(A) regarding fundamental understanding of financial statements. The Board of Directors has determined that both Messrs. Lemley and Shanaman are the Audit Committee's financial expert as defined in Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Exchange Act. The Board of Directors believes the cumulative financial sophistication and experience of the Audit Committee members allow the Committee to perform its role effectively, given the nature of the Company's current activities. The Audit Committee held five (5) meetings during 2003. The non-audit services that were provided by the auditors in 2002 were not approved by the Audit Committee. In the future, however, the Audit Committee will approve all non-audit services by the auditors.

Audit Committee Independence

         Our Audit Committee has adopted a policy and procedures requiring its pre-approval of all non-audit (including tax) services performed by the independent auditor in order to assure that these services do not impair the auditor's independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform audit-related or non-audit services.

         Any approval required under the policy must be given by the Audit Committee or by any member or members to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibility to approve services performed by the independent auditor to any member of management.

         The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor's independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent auditor would be functioning in the role of management or in an advocacy role, whether the independent auditor's performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent auditor's familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditor in the period that is for non-audit services, would tend to reduce the independent auditor's ability to exercise independent judgment in performing the audit.

         All of the non-audit services rendered by Ernst & Young LLP in respect of the 2003 fiscal year were pre-approved by the Audit Committee in accordance with this policy.

         After reporting on these fees and services, Ernst & Young LLP informed the company that they are not aware of any relationship with the Company that, in their professional judgement, may reasonably be thought to bear on the independence of Ernst & Young LLP.

         Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.zevex.com. The Nominating/Corporate Governance Committee of the Board of Directors is responsible for identifying and nominating candidates for membership on the Board of Directors and establishing governance policies for the Board and management. The members of our Nominating/Corporate Governance Committee are David B. Kaysen, Bradly A. Oldroyd, Dan Robertson, John T. Lemley, and Richard
L. Shanaman. The Nominating/Corporate Governance Committee did not hold any meetings during 2003.

         The Nominating/Corporate Governance Committee seeks new nominees for election to the Board of Directors, when necessary, through a variety of channels, including the engagement of director search firms and less formal recommendations through business and personal contacts. Director search firms engaged by the Company are paid a retainer fee to identify and screen candidates meeting specifications established by the Committee for a particular Board nominee search. Such specifications will change from one search to another based on the Committee's determination of the needs of Board composition at the time a particular search is initiated.

         The Nominating/Corporate Governance Committee will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder or identified through the Committee's own search processes, about whom it is provided appropriate information. In evaluating a candidate, the Committee must, at a minimum, determine that the candidate is capable of discharging his or her fiduciary duties to the stockholders of the Company. The Committee will determine whether the particular nomination would be consistent with ZEVEX' governance policies.

         If a candidate is presented to the Nominating/Corporate Governance Committee at a time when it has established specifications for a particular Board search, the Committee will consider whether the candidate satisfies the established specifications. More generally, the Committee will consider a candidate's skills, character, leadership experience, business experience and judgment, and familiarity with relevant industry, national and international issues in light of the backgrounds, skills, and characteristics of the current Board and the needs of the Company's business. Finally, the Committee must consider whether a nominee (in conjunction with the existing Board members) will assist the Company in meeting the requirements of the Sarbanes Oxley Act of 2002, the rules of the Securities and Exchange Commission, the NASD listing standards, and the Internal Revenue Code regarding the independence, sophistication and skills of the members of the Board of Directors and the Audit, Compensation and Nominating/Corporate Governance Committees.

         In order to recommend a candidate for consideration by the Nominating/Corporate Governance Committee, a stockholder must provide the Committee with the candidate's name, background, and relationship with the proposing stockholder, a brief statement outlining the reasons the candidate would be an effective director of ZEVEX and information relevant to the considerations described above. Such information should be sent to the Nominating/Corporate Governance Committee of ZEXEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, Attn: Corporate Secretary. In order for a director candidate recommended by a shareholder to be considered for nomination for election as a director at the Company's annual meeting of shareholders to be held in 2005, the recommendation must be received in accordance with the requirements for other shareholder proposals. See "Shareholder Proposals." The Committee may require further information.

         Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is also available on our website at www.zevex.com. The Compensation Committee has general supervisory power over, and the power to grant awards under, the Company's equity compensation plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company's President and Chief Executive Officer, reviews and takes action on the recommendations of the President and Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Compensation Committee held one (1) meeting during 2003. The current members of the Compensation Committee are David B. Kaysen, Bradly A. Oldroyd, and Dan Robertson. Each of the members of the Compensation Committee is independent under Rule 4200(a)(15) of the listing standards of the NASD and as that term is used in Section 10A(m)(3) of the Exchange Act.

Shareholder Communication with Directors

         The Board of Directors has established a process by which interested shareholders may communicate with the Board as follows:

                  Any shareholder desiring to communicate with Board of Directors or one or more Directors may do so by sending a writing addressed to the Board or to any one or more Directors in and envelope clearly marked "shareholder communication" in care of:

                  Corporate Secretary
                  ZEVEX International, Inc.
                  4314 ZEVEX Park Lane
                  Salt Lake City, Utah 84123

         The Office of the Corporate Secretary will receive the correspondence and forward the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to ZEVEX International or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Other Corporate Governance Policies

         Code of Ethics. On March 15, 2004, the board of directors adopted a revised Code of Ethics for its officers and directors ("Code of Ethics for Officers and Directors"). On March 15, 2004, we also adopted a revised Code of Ethics for its non-officer employees ("Code of Ethics for Non-Officer Employees"). The Code of Ethics for Officers and Directors Code of Ethics for Non-Officer Employees meets the requirements of the Exchange Act and NASD. A copy of these Codes of Ethics can be found on our web site at www.zevex.com. Please note that none of the information on the Company's website is incorporated by reference in this Proxy Statement.

         Committee Authority to Retain Independent Advisors. Each of the Audit, Compensation, and Nominating/Corporate Governance Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

         Whistleblower Procedures. The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. These procedures are available on the Company's website at www.zevex.com.

         Directors Attendance at Annual Meeting of Shareholders. The Board of Directors has established a policy that all directors shall make reasonable efforts to attend the Annual Meeting of the Company's Shareholders.

                               EXECUTIVE OFFICERS


         Our executive officers are:

       Name                                     Position
       David J. McNally                         Chief Executive Officer, President, and Chairman
       Phillip L. McStotts                      Chief Financial Officer and Secretary/Treasurer


         For the biographies of Messrs. McNally and McStotts, see "Our Board of Directors" above. Executive officers serve at the pleasure of the Board of Directors.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

         We pay each non-employee director of ZEVEX or its subsidiaries a director's fee of $2,000 per quarter and $1,000 per year for each committee to which the director is elected. Each non-employee director is also granted 10,000 stock options upon first being elected to the board, with 25% vesting on an annual basis over four years, in addition to being granted 2,500 stock options annually, which vest one year after issue, while a member of the Board of Directors. Beginning in 2004, each non-employee directors compensation was increased to $4,000 per quarter and an annual grants of 10,000 stock option, which vest one year after issue, while a member of the Board of Directors. Additionally, the director who serves as the Audit Committee Chair receives an additional fee of $1,500 annually. Although we may also issue stock options to employee directors for their service as directors, these employee directors currently receive no additional compensation for serving as directors or attending meetings of directors or shareholders.

Compensation of Executive Officers

         The following table sets forth for the years ended December 31, 2003, 2002 and 2001 certain compensation awarded, earned or paid by ZEVEX to its Chief Executive Officer and Chief Financial Officer of the Company who served in such capacities as of December 31, 2003 and who received in excess of $100,000 for services rendered to the Company (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

-------------------------------- ----- ---------- --------- -------- -----------------------------------------
                                                                              Long Term Compensation
-------------------------------- ----- ---------- --------- -------- -----------------------------------------
-------------------------------- ----------------------------------- --------------------- --------- ---------
                       Annual Compensation Awards Payouts
-------------------------------- ----------------------------------- --------------------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
              (a)                (b)      (c)       (d)       (e)       (f)        (g)       (h)       (i)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
                                                             Other   Restricted Securities             All
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Name and                                                    Annual     Stock    Underlying   LTIP     Other
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Principal Position               Year   Salary     Bonus     Comp.    Awards     Options   Payouts    Comp.
------------------               ----   ------     -----     -----    ------     -------   -------    -----
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
David J. McNally                 2003  $203,639   $0        0        0          20,000     0         $6,000(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Chief Executive Officer          2002  $194,543   $0        0        0          40,000     0         $4,161(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
President, Chairman              2001  $185,500   $7,500    0        0          0          0         $5,250(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------

-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Phillip L. McStotts              2003  $177,184   $0        0        0          20,000     0         $6,000(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Chief Financial Officer          2002  $172,030   $15,000   0        0          40,000     0         $4,161(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------
Secretary/Treasurer              2001  $165,000   $0        0        0          0          0         $5,250(*)
-------------------------------- ----- ---------- --------- -------- ---------- ---------- --------- ---------

 (*) Represents the amount we paid as a contribution to the ZEVEX 401(k) Pension and Profit Sharing Plan on the officer's behalf.

The following table sets forth certain information relating to options granted in 2003 to Named Executive Officers to purchase shares of our common stock under the ZEVEX Stock Option Plan.

OPTIONS GRANTS IN LAST FISCAL YEAR

                              Individual Grants
                                                                                 Potential Realizable Value
                                                                                 At Assumed Annual Rate Of
                                                                                  Stock Price Appreciation
                                                                                      For Option Term
                                       Percent Of
                         Number Of       Total
                         Securities     Options/
                         Underlying       SARs
                          Options/     Granted To
                            SARs       Employees     Exercise Or
                          Granted      In Fiscal     Base Price    Expiration
         Name               (#)           Year         ($/Sh)         Date         5% ($)        10% ($)
         (a)                (b)           (c)            (d)           (e)          (f)            (g)
----------------------- ------------- ------------- -------------- ------------ ------------- ---------------
----------------------- ------------- ------------- -------------- ------------ ------------- ---------------
David J. McNally           20,000        19.51%         $1.90       1/3/2010      $15,470        $36,051
Phillip L. McStotts        20,000        19.51%         $1.90       1/3/2010      $15,470        $36,051


Effective January 3, 2003, the Compensation Committee approved the grant of Common Stock purchase options for 20,000 shares each to Messrs. McNally, McStotts, and Smith. The options vest over a period of four years. The options are exercisable at $1.90 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

The following table sets forth the options exercised during the year ended December 31, 2003, by each Named Executive Officer of ZEVEX and the value of options held by such persons at such year-end.

                                                                                 Value of
                                                        Number of                Unexercised
                                                        Unexercised              In-the-Money
                                                        Options at               Options at
                           Shares                       FY-End                   FY-End
Name and                   Acquired        Value        Exercisable/             Exercisable/
Principal Position         or Exercised    Realized     Unexercisable            Unexercisable
David J. McNally
Chief Executive Officer          0           0          46,250/83,750            $8,300/$66,500

Phillip L. McStotts
Secretary/Treasurer              0           0          46,250/83,750            $8,300/$66,500



Of the unexercised options listed above for each of Messrs. McNally and McStotts, 30,000 were granted effective on January 1, 1999 and expire on January 7, 2005. The exercise price on such options is $5.00. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 40,000 were granted effective on November 27, 2000 and expire on November 27, 2007. The exercise price on such options is $4.75. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 40,000 were granted effective on January 17, 2002 and expire on January 17, 2009. The exercise price on such options is $3.15. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 20,000 were granted effective on January 3, 2003 and expire on January 3, 2010. The exercise price on such options is $1.90. The value of the unexercised options was determined by reference to the closing sales price for ZEVEX' Common Stock on the NASDAQ Stock Market as of December 31, 2003, which was $3.98.

          TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL ARRANGEMENTS

         We do not have any employment agreements with our executive officers. We have entered into Executive Severance Package Agreements with Messrs. McNally and McStotts that provide for certain benefits to be paid to them under circumstances following a "change-in-control" (as defined by the Executive Severance Package Agreement). In the event that ZEVEX experiences a change-in-control and the executive is terminated without "cause", or if he is "constructively terminated" within eighteen months following a change-in-control, or a relocation of the executive's principal office of more than 50 miles is required, the executive will receive the following benefits:

(a) Mr. McNally: (i) a severance payment equal to 24 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

(b) Mr. McStotts: (i) a severance payment equal to 18 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of our Board are David B. Kaysen, Bradly A. Oldroyd, and Dan Robertson. No member of our Board's Compensation Committee is or was formerly an officer or an employee of ZEVEX. No interlocking relationship exists between our Board and its Compensation Committee and the board of directors or compensation committee of any other company during 2003.

                      REPORT OF THE COMPENSATION COMMITTEE

         Our Compensation Committee has provided the following report on the compensation of the executive officers including our Chief Executive Officer and the relationship of our performance to executive compensation.

                          Compensation Committee Report

         The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses, and other benefits payable to our officers. The Compensation Committee is composed of Mr. David B. Kaysen, Mr. Dan Robertson, and Mr. Bradly A. Oldroyd, all independent, non-employee directors.

         The goals of the Compensation Committee in establishing compensation for executive officers are to align executive compensation with business objectives and performance and to enable us to attract, retain and reward executive officers who contribute to the long-term success of ZEVEX. The compensation policies and programs utilized by the Compensation Committee and endorsed by the Board of Directors generally consist of the following:

i. Recommending executive officer total compensation in relation to ZEVEX' performance;
ii. Providing a competitive compensation program in order to attract, motivate and retain qualified personnel;
iii. Providing a management tool for focusing and directing the energies of the ZEVEX' executives toward achieving individual and corporate objectives; and
iv. Providing long-term incentive compensation in the form of annual stock option awards and performance-based stock option awards to link individual success to that of ZEVEX.

         Our executive compensation consists of three components: base salary, annual incentive compensation in the form of cash bonuses and stock options, each of which is intended to complement the others and, together, to satisfy ZEVEX' compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below:

         Base Salary. The Compensation Committee considers several factors in determining base salaries for our three executive officers, including industry averages for comparative positions, responsibilities of the executive officers, length of service with ZEVEX, and corporate and individual performance. Such factors are applied by the Compensation Committee on a subjective basis and without application of set criteria. The industry averages are derived from ZEVEX' peer group, as well as wage surveys based on regional and local companies of similar size and employee base. Also, the Compensation Committee believes that ZEVEX' most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus, the industry averages used by the Committee are not entirely derived from the same peer group as used in the Comparison of Five Year Cumulative Total Return graph included in this Proxy Statement.

         Cash Bonuses. Cash bonuses paid to our two executive officers are discretionary and are based on performance objectives against the Company's goals that are established at the beginning of the year. These goals include financial goals based on objective standards such as annual percentage revenue growth and annual percentage net income growth, as well as non-financial strategic goals that improve the loner-term capabilities of the Company. Mr. McNally was not awarded a cash bonus in the 2003 fiscal year for specific financial or non-financial objectives for performance in the prior year.

         Stock Options. Stock options provide additional incentives to our three executive officers to maximize long-term shareholder value. The options that have been granted vest over a defined period to encourage these officers to continue their employment with ZEVEX. ZEVEX also grants stock options to many employees, commensurate with their potential contributions to ZEVEX. Such factors are applied on a subjective basis by the Compensation Committee and without use of specific objectives or formulas. Mr. McNally was granted 20,000 stock options effective January 3, 2003 that expire on January 3, 2010. The exercise price on such options is $1.90.

         Chief Executive Officer Compensation. David J. McNally has been the Chief Executive Officer of ZEVEX since September 1, 2000. For fiscal year 2003, Mr. McNally received base salary compensation consisting of a salary of $203,639, based upon industry averages for comparative positions, responsibilities, length of service and corporate and individual performance, and was granted 20,000 stock options effective January 3, 2003.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Bradly A. Oldroyd, Compensation Committee Chair
David B. Kaysen, Compensation Committee Member
Dan Robertson, Compensation Committee Member

                          REPORT OF THE AUDIT COMMITTEE

         The following report describes the activities of our Audit Committee with respect to its oversight of our financial reporting and auditing process. The report shall not be deemed to be "filed" as part of this Proxy Statement of any future report that we may file with the Securities and Exchange Commission for the purpose of any liability with respect thereto.

                             Audit Committee Report

The Audit committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent outside auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed with management and the independent outside auditors the audited financial statements. The Audit Committee has discussed with the independent outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent outside auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. In addition, the Audit Committee has considered whether the independent outside auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

John T Lemley, Audit Committee Chair
David B. Kaysen, Audit Committee Member
Richard L. Shanaman, Audit Committee Member

INDEPENDENT PUBLIC ACCOUNTANT

During 2003 and 2002, Ernst & Young LLP examined the consolidated financial statements of the Company and also provided other audit services to us in connection with Securities and Exchange Commission filings. The Company has not selected auditors to act as the Company's auditors for fiscal 2004. Currently the Company is reviewing various proposals for independent auditors, including Ernst & Young LLP for the 2004 year. We anticipate that a representative of Ernst & Young LLP will attend but not make a statement at the meeting, but will respond to appropriate questions from shareholders,

A summary of these fees is set forth in the following table.

Fees Paid to Independent Auditors

Service provided                                  2003                  2002
----------------                                  ----                  ----
Audit Fees                                      $111,000              $95,000
Audit-Related Fees                                     0               16,000(1)
Tax Fees                                               0                2,335
All Other Fees                                         0                    0

(1) Fees are related to the audit of employee benefit plans.

In accordance with our Audit Committee Charter, the Audit Committee approves in advance any and all audit services, after 2002, including audit engagement fees and terms, and non-audit services provided to us by our independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent auditors and our management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of ZEVEX' Common Stock (par value $0.001) as of April 6, 2004, by (i) each person (or group of affiliated persons) known to us to beneficially own more than 5% of the outstanding shares of ZEVEX' Common Stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. As of such date, we had a total of 3,400,964 shares of Common Stock outstanding. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123.


                                                Number of              Percent
 Name                                          Shares Owned          Of Class(1)
 ----------------                              ------------          -----------

David J. McNally(2)                               303,448                 8.8%

E*Capital Corporation(3)                          275,530                 8.1%

Phillip L. McStotts. (4)                          210,650                 6.1%

Bradly A. Oldroyd(5)                              20,500                    *

David B. Kaysen(6)                                12,500                    *

John T. Lemley(7)                                 12,500                    *

Dan M. Robertson(8)                                7,500                    *

Richard L. Shanaman(9)                             4,500                    *

All Officers and Directors
As a Group (2) (4) (5) (6) (7) (8) (9)           571,598                 16.0%

*Less than 1%

(1) For purposes of the table, "beneficial ownership" includes stock that a shareholder has the right to acquire pursuant to options or rights of conversion within 60 days of March 15, 2004. The percentage ownership for each shareholder is calculated assuming that all the stock that could be so acquired by that shareholder within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares. Except as indicated otherwise below, the shareholder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Chief Executive Officer, President and Chairman. Includes 240,198 shares of Common Stock held directly, 61,250 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are currently exercisable or will become exercisable within 60 days, and 2,000 shares held by Mr. McNally as custodian for his child. Excludes 68,750 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are not currently exercisable and will not become exercisable within 60 days.

(3) This information is based on Schedule 13G filed February 10, 2003, with the SEC by E*Capital Corporation, a California Corporation, and certain of its affiliates. Includes 133,500 of such shares of Common Stock held by E*Capital Corporation, 62,300 shares of Common Stock held by Edward W. Wedbush, and 19,700 shares of Common Stock held by Wedbush Morgan Securities, Inc. Edward W. Wedbush is the Chairman of E*Capital Corporation and owns a majority of the outstanding shares of E*Capital Corporation. Edward W. Wedbush is the President and Chief Executive Officer of Wedbush Morgan Securities, Inc. E*Capital Corporation owns a majority of the outstanding shares of Wedbush Morgan Securities, Inc. Accordingly, Edward W. Wedbush may be deemed the beneficial owner of the ZEVEX Common Stock owned by E*Capital Corporation. However, beneficial ownership of the ZEVEX Common Stock is disclaimed by Edward W. Wedbush.

(4) Chief Financial Officer, Secretary, Treasurer, and director. Includes 149,400 shares of Common Stock held directly and 61,250 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are currently exercisable or will become exercisable within 60 days. Excludes 68,750 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are not currently exercisable and will not become exercisable within 60 days.

(5) Director. Includes 20,500 shares of Common Stock issuable upon exercise of options held by Mr. Oldroyd that are currently exercisable or will become exercisable within 60 days.

(6) Director. Includes 12,500 shares of Common Stock issuable upon exercise of options held by Mr. Kaysen that are currently exercisable or will become exercisable within 60 days. Excludes 2,500 shares of Common Stock issuable upon exercise of options held by Mr. Kaysen that are not currently exercisable and will not become exercisable within 60 days.

(7) Director. Includes 10,000 shares of Common Stock held directly and 2,500 shares of Common Stock issuable upon exercise of options held by Mr. Lemley that are currently exercisable or will become exercisable within 60 days. Excludes 7,500 shares of Common Stock issuable upon exercise of options held by Mr. Lemley that are not currently exercisable and will not become exercisable within 60 days.

(8) Director. Includes 7,500 shares of Common Stock issuable upon exercise of options held by Mr. Robertson that are currently exercisable or will become exercisable within 60 days. Excludes 5,000 shares of Common Stock issuable upon exercise of options held by Mr. Robertson that are not currently exercisable and will not become exercisable within 60 days.

(9) Director. Includes 2,000 shares of Common Stock held directly and 2,500 shares of Common Stock issuable upon exercise of options held by Mr. Shanaman that are currently exercisable or will become exercisable within 60 days. Excludes 7,500 shares of Common Stock issuable upon exercise of options held by Mr. Shanaman that are not currently exercisable and will not become exercisable within 60 days.

COMPANY STOCK PRICE PERFORMANCE

         The following graph shows a comparison of the cumulative total shareholder return on ZEVEX' Common Stock over the past five fiscal years with the cumulative total return of the Russell 2000 Stock Index and ZEVEX' Peer Group, consisting of Misonix Inc., Plexus Corporation, Utah Medical Products, Inc., Compex Technologies, Inc (formerly Rehabilicare, Inc.), Dynatronics Corporation, Alaris Medical, Inc., and Merit Medical Systems, Inc. The graph assumes $100 is invested in ZEVEX' Common Stock and in each of the two indices at the closing market quotation on December 31, 1997 and that dividends are reinvested.

[OBJECT OMITTED]
                                 1998       1999      2000       2001       2002      2003
                             --------- ---------- --------- ---------- ---------- ---------

Russell 2000                      100        120       115        116         91       132
Peer Group                        100        114        87        121         97       149
ZEVEX                             100        108        87         59         40        84


         The stock price performance graphs depicted above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

                               OTHER INFORMATION

Certain Relationships and Related Transactions

         On December 31, 2003, we completed the sale of our Physical Evaluation business. The transaction was accomplished by the sale of all the issued and outstanding capital stock of JTech. The transaction was effected by a Stock Purchase Agreement dated December 31, 2003 by and between us and Mr. Leonard C. Smith, a former employee, officer and director of the Company, for a purchase price of $1.2 million which was recorded as an "other receivable" at December 31, 2003. Cash of $1,129,500 was received on January 15, 2003. JTech withheld $70,500 of the purchase price until we satisfied certain obligations to JTech as set forth in the Stock Purchase Agreement. Such obligations include the requirement to deliver inventory, upon completion of production, and certain other equipment, which the Company completed in March 2004. Deferred revenue of $324,000 was recorded related to these obligations. Additionally, pursuant to the Stock Purchase Agreement, we may receive additional payments from the purchaser based upon specifically identified JTech product sales in 2004 and 2005. A loss on the sale of business in the amount of $4,692,445 was recorded and is shown separately on the 2003 consolidated statement of operations. Such loss consists of the write-off of goodwill and acquisition costs as well as the write-off of certain other JTech assets totaling approximately $242,000 and the accrual of legal costs associated with the transaction.

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers, and 10% shareholders to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during 2003 all directors, executive officers, and 10% shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Shareholder Proposals

         We anticipate that the 2005 annual meeting of shareholders ("2005 Annual Meeting") will be held in May 2005. In order for a shareholder's proposal to be considered for inclusion in our proxy materials for the 2004 Annual Meeting, the proposal must be received by our Secretary, Phillip L. McStotts, 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, no later than February 17, 2005, and must otherwise comply with the requirements of Securities and Exchange Commission Rule 14a-8.

         Proposals of shareholders submitted for consideration at the ZEVEX 2005 Annual Meeting (other than those submitted for inclusion in our proxy material pursuant to Rule 14a-8) must be delivered to our Secretary no later than 30 days prior to the date of the 2005 Annual meeting which is anticipated to be held in May 2005. If notice of a shareholder's proposal is not given by that date, our Proxy Holders may exercise discretionary voting authority to vote on any proposal when and if it is raised at the 2005 Annual Meeting.

Additional Information

         A copy of our Annual Report (in the form of our Form 10-K) accompanies this proxy statement. We will provide copies of the exhibits to the Form 10-K for a nominal fee upon request. We are subject to the informational requirements of Section 15(d) of the Securities Exchange Act of 1934, Commission File No. 001-12965, and in accordance therewith file reports on Forms 10-Q, 10-K, and 8-K with the Securities and Exchange Commission. Such reports and other information can be inspected, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. Copies can also be obtained by searching the "EDGAR Archives" for our name on the Commission's web page at http://www.sec.gov.

By order of the Board of Directors,
David J. McNally
Chief Executive Officer

Appendix A
Audit Committee Charter

               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                            ZEVEX INTERNATIONAL, INC.

                    Amended and Restated as of April 1, 2004

Purpose of this Charter

This Amended and Restated Charter (the "Charter") has been adopted by the Board of Directors (the "Board") and by the Audit Committee of ZEVEX International, Inc. (the "Company"), effective as of the date set forth above. The Audit Committee of the Board (the "Committee") is herein charged with the duty to assist the Board in overseeing preparation and disclosure of the Company's financial information. Specifically, the Committee will oversee the establishment of the Company's accounting policies, processes, and controls, will oversee the preparation and disclosure of the Company's financial information, and will work with the Company's independent financial auditors in this regard (the "Auditors"). The objective of the Committee will be to monitor the quality and integrity of the Company's financial information so that it will fairly and completely present the financial condition and results of operations of the Company in all material respects and to insure the effectiveness of internal controls. In carrying out its duties, the Committee will be subject to the direction of the Board and will regularly report to the Board.

Organization

The Committee is a committee of the Board, with the delegated authority as described herein. The Committee shall have at least three members and shall be known as the "Audit Committee." The Committee shall be elected by the Board and shall be composed of directors who are "independent" as that term is defined by
Section 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").1 Each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as a committee member and must otherwise meet the "independence" requirements under Rule 4200(a)(15) of the Nasdaq Stock Market ("Nasdaq"). No member of the Committee shall have participated in the preparation of the financial statements of the Company or of any subsidiary at any time during the past three years. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise in accordance with Nasdaq Rule 4350(d)(2)(A).2 No member of the Committee may, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, (1) accept any consulting, advisory or other compensatory fee from the Company, or (2) be an affiliate of the Company or any of its subsidiaries. One member of the Committee will be elected by a majority of the Committee or appointed by the Board to serve as the Chairperson of the Committee.

Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Members of the Committee may participate in person or telephonically. The meetings of the Committee shall include the following:

1. Once each fiscal year, or more frequently as circumstances may dictate, prior to the release of the Company's Annual Report on Form 10-K, the Committee will meet with (a) management of the Company, (b) the Company's principal accounting officer, and (c) the Auditors outside the presence of management.

2. Once each fiscal quarter, prior to the release of the Company's quarterly report on Form 10-Q, the Committee will meet with (a) the Auditors and management to review the Company's financial statements (the Committee will determine, in the exercise of its discretion, whether to meet with the Auditors outside the presence of management, and the Chairperson of the Committee may represent the entire Committee for purposes of these meetings); (b) the Chief Executive Officer of the Company; (c) the Chief Financial Officer of the Company or, in the absence of the Chief Financial Officer, with the principal accounting officer of the Company.

Duties

The Committee will have the following duties:

1. The Committee shall review this Charter at least annually and shall make such changes thereto as necessary or appropriate, subject to the approval of the revised Charter by the Board of Directors of the Company.

2. Each member of the Committee shall be able to read and understand fundamental financial statements or will become able to do so within a reasonable time after appointment to the Committee.

3. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication. The Company will disclose in its reports filed with the Securities and Exchange Commission ("SEC") whether the Committee includes at least one member who is a financial expert. The Committee shall have the direct responsibility to hire, set the compensation of, and oversee all work performed by the Auditors and shall engage independent counsel or other outside advisors as the Committee deems necessary and appropriate. In this regard, the Committee shall (a) negotiate, execute and deliver the engagement letter to be entered into between the Company and its Auditors, and establish the compensation to be received by the Auditors, (b) evaluate on a periodic basis the Auditors who are engaged to audit the financial statements of the Company and its divisions and subsidiaries,
         (c) have the sole authority to approve non-audit services to be performed by the Auditors, but only as permitted by the rules of the National Association of Securities Dealers (the "NASD") under the listing standard for its automated quotation system ("Nasdaq') and the rules and regulations of the SEC, which authority the Committee may delegate to one or more members of the Committee from time to time.

4. The Committee will meet with the Auditors and financial management of the Company to review the scope of the proposed audit (including timely quarterly reviews) for the current fiscal year and the procedures to be used in such audit and reviews.

5. The Committee will review with the Auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the Company's accounting and financial controls and will elicit recommendations for the improvement of such internal controls. Particular emphasis will be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

6. The Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the Auditors.

7. The Committee will review reports from regulators and other legal and regulatory matters that have a material effect on the financial statements or related corporate policies.

8. The Committee will inquire of management and Auditors about the significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

9. The Committee will review the quarterly financial statements with the financial management and the Auditors prior to the filing of the Company's Form 10-Q (or prior to the press release of financial results for that quarter, if possible) to determine that the Auditors do not take any exception to the disclosure and content of the financial statements. Additionally, the Committee will discuss with the Auditors any other matters that are required to be communicated to the Committee by the Auditors. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

10. The Committee will review the financial statements contained in the annual report to shareholders with management and the Auditors to determine that the Auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

11. The Committee will review with financial management and the Auditors the results of their timely analysis of significant reporting issues and practices, including changes in or the adoption of accounting principles and disclosure practices, and will discuss any other matters required to be communicated to the Committee by the Auditors. Also, the Committee will review with financial management and the Auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

12. The Committee shall review, prior to announcement, corporate press releases and other disclosures containing financial information for the purpose of ensuring that such press releases and other disclosures properly disclose financial information presented in accordance with GAAP and, to the extent pro forma information is included, adequately disclose how such pro forma information differs from the comparable GAAP information and that such pro forma information is not given undue prominence or otherwise provide misleading presentations of the Company's results of operations or financial condition.

13. The Committee will provide sufficient opportunity, including direct separate contact, for the Auditors to meet or communicate with members of the Committee, without members of management present. Among the items to be discussed in these meetings are the Auditors' evaluation of the Company's financial and accounting personnel and the degree of cooperation that the Auditors received during the course of their audit.

14. The Committee will report the results of the annual audit to the Board. If required by the Board, the Committee will invite the Auditors to attend a meeting of the full Board to assist in reporting the results of the annual audit or to answer other directors' questions (or alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

15. On an annual basis, the Committee will obtain from the Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Standard No. 1, Independence Discussions with Audit Committees. In addition, the Committee will review with the Auditors the nature and scope of any disclosed relationships or professional services and take appropriate action to oversee the continuing independence of the Auditors.

16. The Committee will receive prior to each meeting a summary of findings from any completed internal audits and a progress report on any proposed internal audit plan, with explanations for any deviations from the original plan.

17. The Committee will submit the minutes of all meetings of the Committee to the Board and will discuss with the Board the matters discussed at each meeting of the Committee.

18. Prior to any event involving a related party transaction, the Committee will review and approve such transaction or notify and request action on the related party transaction by the full Board.

19. The Committee will notify all employees of the Company annually of the procedures established for complaints received about accounting, internal controls or auditing matters, as well as confidential, anonymous submission by employees of the Company regarding accounting or auditing matters.

20. The Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

21. The Committee will receive reports from the Auditors regarding the Company's critical accounting policies and material communications between the Auditors and management.

22. The Committee will review with the Company's legal counsel any legal requirements relating to its duties under this Charter.

23. The Committee will review with the Company's legal counsel any legal proceedings that could have a significant impact on the Company's financial statements.

24. The Committee shall have the authority to expend funds of eh Company for the payment of the following: (i) compensation to the Company's outside auditors for audit and related services; (ii) compensation of any advisors to the Committee; and (iii) ordinary and reasonable administrative expenses that it may occur in carrying out its duties hereunder.

25. The Committee will perform any other activities that are consistent with it duties under this Charter

Appendix B
PROXY
ZEVEX INTERNATIONAL, INC.
4314 ZEVEX Park Lane, Salt Lake City, Utah 84123
Annual Meeting of Shareholders, May 24, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder of ZEVEX International, Inc., a Delaware corporation ("ZEVEX"), hereby appoints David J. McNally and Phillip L. McStotts as Proxy Holders, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of ZEVEX held of record by the undersigned on April 16, 2004 (the record date), at the Annual Meeting of Shareholders to be held on May 24, 2004 or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.       ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
         (except as marked to the contrary below)      to vote for all nominees
                                                       listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         John T. Lemley                     Richard L. Shanaman

2. IN THEIR DISCRETION, Proxy Holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1.

Please sign exactly as your name appears on the records of ZEVEX' transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, the President or other authorized officer must sign in the full corporate name. If a partnership, an authorized person must sign in the partnership name.

Please mark, sign, date, and return this Proxy promptly. By signing below, the undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 23, 2004, accompanying this Proxy.

                             Dated:  _____________________________________________

                             --------------------------------------------
                             Signature (if held by
                             an individual)
                             ---------------------      ------------------------------
                             Print Name                 Name of Entity Shareholder (if
                                                        not held by an individual)
                             ---------------------      ------------------------------
                             Signature (if held         Signature of Authorized Signer
                             jointly)                   of Entity
                             ---------------------      ------------------------------
                             Print Name                 Title of Authorized Signer

RETURN PROXY TO:  ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake
                  City, Utah 84123